UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

WELLESLEY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35352	45-3219901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

40 Central Street, Wellesley, Massachusetts, 02482
(Address of principal executive offices) (Zip Code)

(781) 235-2550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On May 21, 2014, the Board of Directors of Wellesley Bancorp, Inc. (the “Company”), the holding company for Wellesley Bank (the “Bank”), declared a cash dividend on the Company’s outstanding shares of stock.  The dividend of $0.025 per share will be paid on or about June 18, 2014 to stockholders of record on June 4, 2014.

On May 21, 2014, the Board of Directors of the Bank appointed Ralph Letner as the Chief Lending Officer and Senior Vice President of the Bank.

For more information about the declaration of the dividend and the appointment of Mr. Letner, please refer to the Company’s press release, dated May 21, 2014, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01    Financial Statements and Exhibits.

   (d)       Exhibits

               Number        Description

               99.1               Press Release dated May 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLESLEY BANCORP, INC.

Date:	May 21, 2014	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer